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                                NORDICTRACK NOTE

$52,000,000                                                        July 27, 1998

     FOR VALUE RECEIVED, the undersigned NORDICTRACK, INC., a Minnesota corporation, and NORDIC ADVANTAGE, INC., a Minnesota corporation (together, the "COMPANIES" and each, individually, a "COMPANY"), hereby jointly and severally promise to pay to the order B III CAPITAL PARTNERS, L.P., a Delaware partnership (the "LENDER") at the Administrative Agent's Head Office (as defined in the Credit Agreement, as hereinafter defined):

         (a) prior to or on the Maturity Date the principal amount of FIFTY-TWO MILLION DOLLARS ($52,000,000) or, if less, the aggregate unpaid principal amount of the NordicTrack Loans advanced by the Lender to the Companies pursuant to the Revolving Credit Agreement dated as of April 17, 1996, and restated as of July 27, 1998 (as amended, supplemented, modified or restated and in effect from time to time, the "CREDIT AGREEMENT"), among
     (a) CML Group, Inc., (b) the Companies and certain other Borrowers party thereto, (c) the Lender and the other lending institutions as may become parties to the Credit Agreement from time to time, and (d) BankBoston, N.A. (f/k/a The First National Bank of Boston), as administrative, collateral, and documentation agent for the Lenders;

         (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

         (c) interest on the principal balance hereof from time to time outstanding until such amount is paid in full, at the times and at the rates provided in the Credit Agreement.

     This Note (this "NOTE") evidences borrowings under and has been issued by the Companies in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Companies contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Each of the Companies irrevocably authorizes the Lender to make or cause to be made, at or about the time of the Drawdown Date of any NordicTrack Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such NordicTrack Loan or (as the case may be) the receipt of such payment. The outstanding amount of the NordicTrack Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any NordicTrack Loans shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of any of the Companies hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.


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     The Companies have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     Each of the Companies and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE AND THE OBLIGATIONS OF EACH COMPANY HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH COMPANY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND EACH COMPANY HEREBY EXPRESSLY APPOINTS CML AT THE ADDRESS SPECIFIED IN ss.21 OF THE CREDIT AGREEMENT AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUCH SUIT.

     This Note may not be assigned to any Person or party except as permitted under ss.20 of the Credit Agreement.

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, each of the undersigned has caused this NordicTrack Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

                                              NORDICTRACK, INC.

[Corporate Seal]

                                              By: ______________________________
                                                  Title:



                                              NORDIC ADVANTAGE, INC.

[Corporate Seal]

                                              By: ______________________________
                                                  Title:


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 ___________________________________________________________________________
|                 Amount of        Amount of       Balance of               |
|                NordicTrack    Principal Paid     Principal      Notation  |
|     Date          Loan          or Prepaid         Unpaid       Made By:  |
|___________________________________________________________________________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
|______________|_____________|__________________|______________|____________|
|              |             |                  |              |            |
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|              |             |                  |              |            |
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